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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  November 7, 1997

                               KEMET Corporation
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              (Exact name of registrant as specified in its charter)

     Delaware                      0-20289                     57-0923789
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

2835 KEMET Way, Simpsonville, SC                                  29681
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:       (864) 963-6300































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Item 6.  Resignations of Registrant's Directors.

On November 3, 1997, Terry R. Weaver resigned as President and Chief Operating Officer of the Company and as a member of the board of directors. David E. Maguire, currently Chairman of the Board and Chief Executive Officer, will resume the duties and title of President in addition to his present responsibilities. The board of directors will not seek a replacement for the board seat vacated by Mr. Weaver and will now be comprised of five members.

Item 7.  Financial Statements and Exhibits

(a)     Not Applicable

(b)     Not Applicable

(c)     Exhibits

99.1    Press Release, dated November 3, 1997, issued by the Company.









































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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KEMET Corporation



Dated: November 6, 1997       By:/S/ D. Ray Cash
                              ---------------------------------
                              D. Ray Cash
                              Senior Vice President of Administration,
                              Treasurer and Assistant Secretary
                              (Principal Accounting Officer and
                               Financial Officer)